                                                                EXHIBIT 10.22(c)


                                 AMENDMENT NO. 3
                                       TO
                                CREDIT AGREEMENT


          THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (the "Amendment") is made as of April 30, 2001 by and among CHICAGO BRIDGE & IRON COMPANY N.V. (the "Company"), CB&I CONSTRUCTORS, INC., CBI SERVICES, INC., CHICAGO BRIDGE & IRON COMPANY (DELAWARE) and CB&I TYLER COMPANY (collectively, the "Subsidiary Borrowers", and, together with the Company, the "Borrowers"), the financial institutions listed on the signature pages hereof (the "Lenders"), BANK ONE, NA (having its principal office in Chicago, Illinois), in its individual capacity as a Lender and in its capacity as contractual representative (the "Administrative Agent"), BANK OF AMERICA, N.A., as Syndication Agent, and HARRIS TRUST AND SAVINGS BANK, as Documentation Agent, under that certain Credit Agreement dated as of December 1, 2000 by and among the Borrowers, the financial institutions party thereto, the Administrative Agent, the Syndication Agent, the Documentation Agent and BANC ONE CAPITAL MARKETS, INC., as Lead Arranger and Sole Book Runner (as amended by Amendment No. 1 dated as of February 6, 2001 and an Amendment No. 2 dated as of March 26, 2001, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

          WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to the Credit Agreement; and

          WHEREAS, the Borrowers have requested that the Administrative Agent, the Syndication Agent, the Documentation Agent and the requisite number of Lenders under Section 9.2 of the Credit Agreement amend the Credit Agreement on the terms and conditions set forth herein; and

          WHEREAS, the Borrowers, the requisite number of Lenders under Section
9.2 of the Credit Agreement, the Administrative Agent, the Syndication Agent and the Documentation Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:

          1. Amendments to the Credit Agreement. Effective as of December 1, 2000 and subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement is hereby amended as follows:

     1.1. Section 7.3(A)(viii) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

               "(viii) Indebtedness (a) evidenced by letters of credit in an aggregate face amount not to exceed at any time $30,000,000 issued in the ordinary course of business to secure obligations of the Company and its Subsidiaries under workers' compensation and other social security programs, and Contingent Obligations with respect to any such permitted letters of credit, and (b) constituting payment or other obligations to Praxair or its Affiliates in respect of employee benefits under the Employee Benefits Disaffiliation Agreement dated January 1, 1997, between Chicago Bridge & Iron Company and Praxair, as amended from time to time;".

          2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following:

     (a) duly executed originals of this Amendment from each of the Borrowers, the requisite number of Lenders under Section 9.2 of the Credit Agreement, the Administrative Agent, the Syndication Agent and the Documentation Agent;

     (b) duly executed originals of a Reaffirmation in the form of Attachment A attached hereto from each of the Subsidiary Guarantors identified thereon;

     (c) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

          3.   Representations and Warranties of the Borrowers.

     (a) The Borrowers hereby represent and warrant that this Amendment, the attached Reaffirmations and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and the Subsidiary Guarantors parties thereto and are enforceable against the Borrowers and the Subsidiary Guarantors parties thereto in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally).

     (b) Upon the effectiveness of this Amendment and after giving effect hereto, (i) the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be true and correct as of the effective date of this Amendment (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date) and (ii) no Default or Unmatured Default has occurred and is continuing.

          4.   References to the Credit Agreement.

     (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

          6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.



                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.




                                        CHICAGO BRIDGE & IRON COMPANY
                                        N.V., as the Company
                                        By:  Chicago Bridge & Iron Company B.V.
                                        Its: Managing Director


                                        By: /s/ Gerald M. Glenn
                                            -----------------------------
                                          Name:  Gerald M. Glenn
                                          Title: Managing Director


                                        CB&I CONSTRUCTORS, INC., as a
                                        Subsidiary Borrower


                                        By: /s/ Timothy J. P. Moran
                                            -----------------------------
                                          Name:  Timothy J. P. Moran
                                          Title: Treasurer


                                        CBI SERVICES, INC., as a Subsidiary
                                        Borrower


                                        By: /s/ R. Scott Russell
                                            -----------------------------
                                          Name:  R. Scott Russell
                                          Title: Secretary


                                        CHICAGO BRIDGE & IRON COMPANY
                                        (DELAWARE), as a Subsidiary Borrower


                                        By: /s/ Timothy J. P. Moran
                                            -----------------------------
                                          Name:  Timothy J. P. Moran
                                          Title: Treasurer

                                        CB&I TYLER COMPANY, as a Subsidiary
                                        Borrower


                                        By: /s/ Timothy J. P. Moran
                                            -----------------------------
                                          Name:  Timothy J. P. Moran
                                          Title: Treasurer


                                        AGENTS AND LENDERS:  BANK ONE, NA
                                        (having its principal office in Chicago, Illinois), as Administrative Agent and as a Lender


                                        By: /s/ Suzanne Ergastolo
                                            -----------------------------
                                          Name:  Suzanne Ergastolo
                                          Title: Vice President


                                        BANK OF AMERICA, N.A., as Syndication
                                        Agent and as a Lender


                                        By: /s/ R. Vernon Howard, Jr.
                                            -----------------------------
                                          Name:  R. Vernon Howard, Jr.
                                          Title: Managing Director


                                        HARRIS TRUST AND SAVINGS BANK, as
                                        Documentation Agent and as a Lender


                                        By: /s/ S. Z. Shah
                                            -----------------------------
                                          Name:  S. Z. Shah
                                          Title: Managing Director


                                        ABN AMRO BANK N.V., as a Lender


                                        By: /s/ Laurie D. Flom
                                            -----------------------------
                                          Name:  Laurie D. Flom
                                          Title: Senior Vice President

                                        By: /s/ Mary L. Honda
                                            -----------------------------
                                          Name:  Mary L. Honda
                                          Title: Group Vice President

                                        THE CHASE MANHATTAN BANK, as a Lender


                                        By:
                                            -----------------------------
                                          Name:
                                          Title:

                                                                    ATTACHMENT A

                                  REAFFIRMATION

          Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Credit Agreement dated as of December 1, 2000 by and among CHICAGO BRIDGE & IRON COMPANY N.V. (the "Company"), CB&I CONSTRUCTORS, INC., CBI SERVICES, INC., CHICAGO BRIDGE & IRON COMPANY (DELAWARE) and CB&I TYLER COMPANY (collectively, the "Subsidiary Borrowers", and, together with the Company, the "Borrowers"), the financial institutions from time to time party thereto (the "Lenders"), BANK ONE, NA (having its principal office in Chicago, Illinois), in its individual capacity as a Lender and in its capacity as contractual representative (the "Administrative Agent"), BANK OF AMERICA, N.A., as Syndication Agent, and HARRIS TRUST AND SAVINGS BANK, as Documentation Agent, and Banc One Capital Markets, Inc., as Lead Arranger and Sole Book Runner (as amended by Amendment No. 1 dated February 6, 2001 and an Amendment No. 2 dated as of March 26, 2001, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), which Amendment No. 3 is dated as of April 30, 2001 (the "Amendment"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned reaffirms the terms and conditions of the Guaranty, the Subsidiary Security Agreement, the Subsidiary Pledge Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: April 30, 2001



CHICAGO BRIDGE & IRON COMPANY


By /s/ Timothy J. P. Moran
   ---------------------------------
Name:     Timothy J. P. Moran
Title:    Treasurer

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)


By /s/ Timothy J. P. Moran
   ---------------------------------
Name:     Timothy J. P. Moran
Title:    Treasurer


CB&I TYLER COMPANY


By /s/ Timothy J. P. Moran
   ---------------------------------
Name:     Timothy J. P. Moran
Title:    Treasurer


CB&I CONSTRUCTORS, INC.


By /s/ Timothy J. P. Moran
   ---------------------------------
Name:     Timothy J. P. Moran
Title:    Treasurer


CBI SERVICES, INC.


By /s/ R. Scott Russell
   ---------------------------------
Name:     R. Scott Russell
Title:    Secretary


HORTON CBI, LIMITED


By /s/ James W. House
   ---------------------------------
Name:     James W. House
Title:    Treasurer


CBI VENEZOLANA, S.A.


By /s/ Mario D. Marquez
   ---------------------------------
Name:     Mario D. Marquez
Title:    Vice President

CBI EASTERN ANSTALT


By /s/ John R. Edmonds
   ---------------------------------
Name:     John R. Edmonds
Title:    Administrator and Vice President


CBI CONSTRUCTORS PTY, LTD.


By /s/ David J. Cochrane
   ---------------------------------
Name:     David J. Cochrane
Title:    Director


LEALAND FINANCE COMPANY B.V.


By /s/ Timothy J. P. Moran
   ---------------------------------
Name:     Timothy J. P. Moran
Title:    Managing Director


CB&I (EUROPE) B.V.


By /s/ J. Hendrik Schurink
   ---------------------------------
Name:     J. Hendrik Schurink
Title:    Managing Director


ARABIAN GULF MATERIAL SUPPLY COMPANY, LIMITED


By /s/ Alan R. Black
   ---------------------------------
Name:     Alan R. Black
Title:    President


ASIA PACIFIC MATERIAL SUPPLY COMPANY LTD.


By /s/ Timothy J. P. Moran
   ---------------------------------
Name:     Timothy J. P. Moran
Title:    Treasurer

CBI COMPANY LIMITED


By /s/ Timothy J.P. Moran
   ---------------------------------
Name:     Timothy J.P. Moran
Title:    Treasurer


CBI CONSTRUCCIONES S.A.


By /s/ Jose Manuel Tappata
   ---------------------------------
Name:     Jose Manuel Tappata
Title:    President


CBI CONSTRUCTORS LIMITED


By /s/ J. Hendrik Schurink
   ---------------------------------
Name:     J. Hendrik Schurink
Title:    Managing Director


CBI HOLDINGS (U.K.) LIMITED


By /s/ J. Robert McKenzie
   ---------------------------------
Name:     J. Robert McKenzie
Title:    Managing Director


CBI OVERSEAS, LLC


By /s/ Wong Keem Ming
   ---------------------------------
Name:     Wong Keem Ming
Title:    Treasurer


CENTRAL TRADING COMPANY, LTD.


By /s/ Timothy J. P. Moran
   ---------------------------------
Name:     Timothy J. P. Moran
Title:    Treasurer

CHICAGO BRIDGE & IRON (ANTILLES) N.V.


By /s/ Gerald M. Glenn
   ---------------------------------
Name:     Gerald M. Glenn
Title:    Managing Director


CHICAGO BRIDGE & IRON COMPANY B.V.


By /s/ Gerald M. Glenn
   ---------------------------------
Name:     Gerald M. Glenn
Title:    Managing Director


CMP HOLDINGS B.V.


By /s/ J. Hendrik Schurink
   ---------------------------------
Name:     J. Hendrik Schurink
Title:    Managing Director


PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.


By /s/ Alan R. Black
   ---------------------------------
Name:     Alan R. Black
Title:    President


HOWE-BAKER INTERNATIONAL, L.L.C.


By /s/ Ronald D. Brazzel
   ---------------------------------
Name:     Ronald D. Brazzel
Title:    President and Chief Executive Officer


HOWE-BAKER ENGINEERS, LTD.


By /s/ Ronald D. Brazzel
   ---------------------------------
Name:     Ronald D. Brazzel
Title:    President

HOWE-BAKER HOLDINGS, L.L.C.


By /s/ Ronald D. Brazzel
   ---------------------------------
Name:     Ronald D. Brazzel
Title:    President and Chief Executive Officer


HOWE-BAKER MANAGEMENT, L.L.C.


By /s/ Ronald D. Brazzel
   ---------------------------------
Name:     Ronald D. Brazzel
Title:    President


HOWE-BAKER, L.P.


By /s/ Ronald D. Brazzel
   ---------------------------------
Name:     Ronald D. Brazzel
Title:    President


MATRIX ENGINEERING, LTD.


By /s/ Ronald D. Brazzel
   ---------------------------------
Name:     Ronald D. Brazzel
Title:    President and Chief Executive Officer


HBI HOLDINGS, L.L.C.


By /s/ Ronald D. Brazzel
   ---------------------------------
Name:     Ronald D. Brazzel
Title:    President and Chief Executive Officer


HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.


By /s/ Ronald D. Brazzel
   ---------------------------------
Name:     Ronald D. Brazzel
Title:    Chairman of the Board and Chief Executive Officer

A&B BUILDERS, LTD.


By /s/ Ronald D. Brazzel
   ---------------------------------
Name:     Ronald D. Brazzel
Title:    Chairman of the Board and Chief Executive Officer


MATRIX MANAGEMENT SERVICES, L.L.C.


By /s/ Ronald D. Brazzel
   ---------------------------------
Name:     Ronald D. Brazzel
Title:    Chairman of the Board and Chief Executive Officer


CALLIDUS TECHNOLOGIES INTERNATIONAL, L.L.C.


By /s/ Ronald D. Brazzel
   ---------------------------------
Name:     Ronald D. Brazzel
Title:    Chairman of the Board


CALLIDUS TECHNOLOGIES, L.L.C.


By /s/ Ronald D. Brazzel
   ---------------------------------
Name:     Ronald D. Brazzel
Title:    Chairman of the Board


CONSTRUCTORS INTERNATIONAL, L.L.C.


By /s/ Ronald D. Brazzel
   ---------------------------------
Name:     Ronald D. Brazzel
Title:    President and Chief Executive Officer

PROCESS MANAGEMENT, L.L.C.


By /s/ Ronald D. Brazzel
   ---------------------------------
Name:     Ronald D. Brazzel
Title:    President and Chief Executive Officer